___________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   __________

                                    Form 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                   ___________

       Date of Report (Date of earliest event reported) December 19, 1996


                                   CULP, INC.

             (Exact name of registrant as specified in its charter)


     North Carolina                       0-12781                56-1001967
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)



                              101 South Main Street
                        High Point, North Carolina 27260
                    (Address of principal executive offices)
                                 (910) 889-5161
              (Registrant's telephone number, including area code)



                        _______________________________

          (Former name or former address, if changed since last report)





 _____________________________________________________________________________

Item 5. Other Events

See Press Release dated December 19, 1996 related to filing of registration statement for offering of common stock, filed as Exhibit 99.1.

See Press Release dated December 19, 1996 related to listing on New York Stock Exchange, filed as Exhibit 99.2.

See Press Release dated December 19, 1996 related to investing $9 million to expand capacity for wet-printed flock upholstery fabrics, filed as Exhibit 99.3.


Item 7.  Financial Statements and Exhibits

Exhibit 99.1 Press Release dated December 19, 1996 related to filing of registration statement for offering of common stock,

Exhibit 99.2 Press Release dated December 19, 1996 related to listing on New York Stock Exchange,

Exhibit 99.3 Press Release dated December 19, 1996 related to investing $9 million to expand capacity for wet-printed flock upholstery fabrics.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CULP, INC.
                                  (Registrant)


                                   By:       Franklin N. Saxon
                                             Senior Vice President and
                                             Chief Financial Officer


                                   By:       Stephen  T. Hancock
                                             Stephen T. Hancock
                                             General Accounting Manager




Dated:  December 19, 1996

                                INDEX TO EXHIBITS


Exhibit  No.                            Description

99.1 Press Release dated December 19, 1996 related to filing of registration statement for offering of common stock.

99.2 Press Release dated December 19, 1996 related to listing on New York Stock Exchange.

99.3              Press Release dated December 19, 1996 related to investing
                  $9 million to expand capacity for wet-prnted flock upholstery fabrics



                                      -3-